                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))


    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                        INLAND REAL ESTATE CORPORATION
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)



-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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    (4) Proposed maximum aggregate value of transaction:


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    (5) Total fee paid:


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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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
                         INLAND REAL ESTATE CORPORATION
                             2901 BUTTERFIELD ROAD
                           OAK BROOK, ILLINOIS  60521
                                _______________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                _______________

To the Stockholders of
Inland Real Estate Corporation

     Notice is hereby given that the annual meeting of stockholders (the "Meeting") of Inland Real Estate Corporation, a Maryland corporation (the "Company"), will be convened at the executive offices of the Company, 2901 Butterfield Road, Oak Brook, Illinois on June 17, 1997, at 9:00 a.m. central standard time (the "Meeting Date"). All stockholders of record of the Company as of the close of business on May 7, 1997 (the "Stockholders") are entitled to attend the Meeting on the Meeting Date if they so elect. The Company is soliciting proxies, pursuant to the attached proxy statement, for use at the Meeting on the Meeting Date. The Company expects that a quorum will be present on the Meeting Date and that the proposals to be considered by the Stockholders at the Meeting will be:

     (1) To elect five (5) directors to hold office until the next annual meeting of Stockholders or otherwise as provided in the bylaws of the Company;

     (2) To concur in the selection of KPMG Peat Marwick LLP as independent public accountants of the Company for the year 1997; and

     (3) To consider and act upon a proposal to amend the Company's Second Articles of Amendment and Restatement, as amended, to increase the Company's authorized shares of common stock from 24.0 million to 100.0 million.

     (4) To transact such other business as may properly come before the Meeting, or any adjournment thereof.

     The board of directors of the Company has fixed the close of business on May 7, 1997, as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY. THANK YOU.




                                             /s/ Robert D. Parks
                                             -----------------------
                                             Robert D. Parks
                                             President and
                                             Chief Executive Officer

                                PROXY STATEMENT
                                      FOR
                       ANNUAL MEETING OF STOCKHOLDERS OF
                         INLAND REAL ESTATE CORPORATION
                                 JUNE 17, 1997

     This proxy statement is furnished to stockholders of record as of the close of business on May 7, 1997 (the "Stockholders") of Inland Real Estate Corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the members of the board of directors of the Company (the "Board of Directors") to be voted at the annual meeting of stockholders to be held on June 17, 1997 at 9:00 a.m. central time and at any and all adjournments of that meeting (the "Meeting"). The Meeting of the stockholders will be convened at the Company's executive offices located at 2901 Butterfield Road, Oak Brook, Illinois.

     Stockholders who wish to attend the Meeting are urged to contact Roberta
S. Matlin at (630) 218-8000 to advise the Company of their intention to attend the Meeting so that appropriate arrangements can be made. The Company will solicit proxies by mail and will bear all costs associated with the solicitation.

     All shares of the Company's common stock, $.01 par value per share (the "Shares") represented by properly executed proxies in the accompanying form received by the Board of Directors prior to the Meeting will be voted at the Meeting. Shares not represented by properly executed proxies will not be voted. All proxies will be voted in accordance with the instructions contained therein. If a Stockholder does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by that proxy will be voted in accordance with the recommendations of the Board of Directors described herein. A Stockholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to the secretary of the Company before the proxy is voted at the Meeting; (ii) executing and delivering a later-dated proxy; or (iii) attending the Meeting and voting his or her Shares in person. Mere attendance at the meeting will not be sufficient to revoke the proxy.

     The Board of Directors has fixed the close of business on May 7, 1997 as the date for the determination of Stockholders entitled to notice of and to vote at the Meeting (the "Record Date"). On the Record Date, the Company had 12,279,752.62 Shares outstanding, each of which entitles the holder thereof to one vote at the Meeting. Only Stockholders of record as of the Record Date will be entitled to vote at the Meeting or any adjournments thereof. A quorum, consisting of the holders of at least a majority of the issued and outstanding Shares eligible to vote, must be present, in person or by proxy, at the Meeting for valid Stockholder action to be taken.

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 is being mailed to Stockholders concurrently with this Proxy Statement.

     The Company's mailing address is 2901 Butterfield Road, Oak Brook, Illinois 60521. This Proxy Statement and proxy card are first being mailed to the Stockholders on or about May 23, 1997.

                  MATTERS TO BE CONSIDERED BY STOCKHOLDERS

1.   ELECTION OF DIRECTORS

     Five Directors will be elected at the Meeting, each to serve until the next annual meeting of stockholders or otherwise as provided in the Bylaws and until their respective successors are elected and qualified. Pursuant to the Bylaws, a majority of the directors must be unaffiliated with the Company (the "Independent Directors") while the remaining directors will be affiliated with the Company (the "Affiliated Directors"). Unless instructions to the contrary are given, the persons named as proxy voters ("Proxies") in the accompanying proxy, or their substitutes, will vote for the nominees set forth below for director with respect to all proxies received by the Company. If any nominee should become unavailable for any reason, the Proxies intend to cast votes for a substitute nominee designated by the Independent Directors with respect to the unavailability of an Independent Director and by the remaining directors with respect to the unavailability of an Affiliated Director.

     The Company's Second Articles of Amendment and Restatement state that an Independent Director may not be affiliated, directly or indirectly (including through a member of his immediate family), with the Company or the advisor to the Company, Inland Real Estate Advisory Services, Inc. (the "Advisor"), or own any material interest in, be employed by, have any material business or professional relationship with, or serve as an officer or director of the Company, the Advisor or its affiliates. Additionally, an Independent Director may not serve as a director or trustee for more than two other real estate investment trusts ("REIT") organized by the Company or the Advisor and may not perform other services for the Company, except as a Director.

     The names of the nominees for Independent Director and certain information regarding them, including their principal occupations for the past five years, are as follows:


Joel G. Herter             59          Joel G. Herter is  senior partner of Wolf & Company LLP ("Wolf").  A business graduate of Elmhurst College, Mr. Herter's experience includes accounting and auditing, tax and general business  services including venture and conventional financing, forecasts and projections and strategic planning to a variety of industries.
                                       From 1978 to 1991, Mr. Herter served as managing partner for Wolf.  His commitment to growth, leadership and service to the community has enabled Wolf to become one of the largest firms in the Chicago metropolitan area.  In 1992,  Mr. Herter became senior partner to focus on managing the development and growth of the firm's consulting practice.  Mr.
                                       Herter has long been involved in professional and community service activities.  He is a member of the American Institute of Certified Public Accountants and the Illinois CPA
                                       Society.  He is past president and director of the Elmhurst Chamber of Commerce and was appointed by Governor Thompson to serve on the 1992 World's Fair Authority.  Mr.
                                       Herter currently serves as chairman of the Board of Trustees, Elmhurst Memorial Hospital;
                                       director of Suburban Bank and Trust Company; Chairman Elect of the Board of Trustees,
                                       Elmhurst College; Chairman of the DuPage Water Commission; treasurer to the House
                                       Republican Campaign Committee and Friends of Lee Daniels Committee; treasurer for
                                       Attorney General, Jim Ryan; and has been appointed by Governor Edgar to the
                                       Illinois Sports Facilities Authority.




Heidi N. Lawton                 35       Independent Director of the Company since       1994
                                         October 1994.  Ms. Lawton is managing
                                         broker, owner and president of Lawton
                                         Realty Group, an Oak Brook, Illinois real
                                         estate brokerage firm which she founded in
                                         1989.  Lawton Realty Group employs four
                                         full-time associates and generates sales
                                         volume of approximately $20,000,000
                                         annually.  The firm specializes in
                                         commercial, industrial and investment real
                                         estate brokerage.  Ms. Lawton is
                                         responsible for all aspects of the
                                         operations of the company.  She also
                                         structures real estate investments for
                                         clients -- procuring partner/investors,
                                         acquiring land and properties and
                                         obtaining financing for development and/or
                                         acquisition.  Prior to founding Lawton
                                         Realty Group and while she was earning her
                                         B.S. Degree in business management from
                                         the National College of Education, she was
                                         managing broker for VCR Realty in Addison,
                                         Illinois.  While there, she was engaged
                                         primarily in brokerage of industrial and
                                         commercial property.  She also provided
                                         property management services, including
                                         leasing, for a portfolio of more than 100
                                         properties, which included condominium
                                         complexes, industrial, apartment and small
                                         retail shopping centers.  At the beginning
                                         of her career in real estate, she acted as
                                         a general contractor building and selling
                                         single-family homes as well as a retail
                                         center in Lombard, Illinois.  As a
                                         licensed real estate professional since
                                         1982, she has served as a member of the
                                         Certified Commercial Investment Members,
                                         secretary of the Northern Illinois
                                         Association of Commercial Realtors, and is
                                         a past board member and commercial
                                         director of the DuPage Association of
                                         Realtors.





Roland W. Burris                59      Independent Director of the Company since       1995
                                        January 1996.  Mr. Burris has been the
                                        Managing Partner of Jones, Ware & Grenard,
                                        a Chicago law firm, since June 1995, where
                                        he practices primarily in the areas of
                                        environmental, banking and consumer
                                        protection.  After obtaining his law
                                        degree from Howard University Law School
                                        in 1963, Mr. Burris began a career in the
                                        banking industry initially as a federal
                                        bank examiner and then at Continental
                                        Illinois National Bank where he rose to
                                        the position of vice president.  From 1973
                                        to 1995, Mr. Burris was involved in State
                                        of Illinois government including holding
                                        the positions of State Comptroller and
                                        Attorney General of the State of Illinois.
                                        Mr. Burris completed his undergraduate
                                        studies at Southern Illinois University
                                        and studied international law as an
                                        exchange student at the University of
                                        Hamburg in Germany.  Mr. Burris serves on
                                        many boards, including the Illinois
                                        Criminal Justice Authority, the Financial
                                        Accounting Foundation, the Law Enforcement
                                        Foundation of Illinois, the African
                                        American Citizens Coalition on Regional
                                        Development and the Boy Scouts of America.
                                        He currently serves as chair of the
                                        Illinois State Justice Commission.  He is
                                        also serving as an adjunct professor in
                                        the Master of Public Administration
                                        Program at Southern Illinois University.




     The names of the nominees for Affiliated Director and certain information regarding them, including their principal occupations for the past five years, are as follows:


                                                                                       YEAR FIRST
                                                                                        BECAME A
NAME                            AGE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     DIRECTOR
----                            ---     ------------------------------------------      ---------
Robert D. Parks                 53      President, Chief Executive Officer, Chief       1994
                                        Operating Officer and Affiliated Director
                                        of the Company since its formation in
                                        1994.  Mr. Parks joined The Inland Group,
                                        Inc. and its Affiliates ("TIGI") in 1968.
                                        He is a Director of TIGI and is President,
                                        Chairman and Chief Executive Officer of
                                        Inland Real Estate Investment Corporation
                                        ("IREIC") and is a Director of Inland
                                        Securities Corporation.  Mr. Parks is
                                        responsible for the ongoing administration
                                        of existing partnerships, corporate
                                        budgeting and administration for IREIC.
                                        In this capacity he oversees and
                                        coordinates the marketing of all limited
                                        partnership interests nationwide and has
                                        overall




                                        responsibility for the portfolio                  1994
                                        management of all partnership investments
                                        and investor relations.  Mr. Parks
                                        received his B.A. Degree from Northeastern
                                        Illinois University and M.A. from the
                                        University of Chicago.  He is a registered
                                        Direct Participation Program Principal
                                        with the National Association of
                                        Securities Dealers, Inc. and a licensed
                                        real estate broker.  He is a member of the
                                        Real Estate Investment Association and the
                                        National Association of Real Estate
                                        Investment Trusts.

G. Joseph Cosenza               53      G. Joseph Cosenza is a Director and Vice          1994
                                        Chairman of The Inland Group, Inc.  Mr.
                                        Cosenza oversees, coordinates and directs
                                        Inland's many enterprises and, in
                                        addition, immediately supervises a staff
                                        of eight persons who engage in property
                                        acquisition. Mr. Cosenza has been a
                                        consultant to other real estate entities
                                        and lending institutions on property
                                        appraisal methods.  Mr. Cosenza received
                                        his B.A. Degree from Northeastern Illinois
                                        University and his M.S. Degree from
                                        Northern Illinois University.  From 1967
                                        to 1968, he taught at the LaGrange School
                                        District in Hodgkins, Illinois, and from
                                        1968 to 1972, he served as Assistant
                                        Principal and taught in the Wheeling,
                                        Illinois School District.  Mr. Cosenza has
                                        been a licensed real estate broker since
                                        1968 and an active member of various
                                        national and local real estate
                                        associations, including the National
                                        Association of Realtors and the Urban Land
                                        Institute.  Mr. Cosenza has also been
                                        Chairman of the Board of American National
                                        Bank of DuPage, and has served on the
                                        Board of Directors of Continental Bank of
                                        Oakbrook Terrace.   He is presently
                                        Chairman of the Board of Westbank, in
                                        Westchester, Illinois.



     The Board of Directors met in person four times during the fiscal year ended December 31, 1996 in addition to numerous meetings conducted telephonically to discuss properties. The Board has not established any nominating, compensation or other committees or groups performing similar functions other than an audit committee comprised of Ms. Lawton and Mr. Burris. The function of the audit committee is to work with the Company's independent auditors and generally oversee the management-auditor relationship. The audit committee met four times during the fiscal year ended December 31, 1996.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE FOREGOING NOMINEES BE ELECTED.

     The five nominees receiving the most votes (a majority of which must be Independent Directors) cast by Stockholders present in person or by proxy and eligible to vote at the Meeting, a quorum being present, will be elected as Directors of the Company.

2. CONCURRENCE IN APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The financial statements of the Company are included in the Company's Annual Report furnished to all Stockholders. The Board of Directors has appointed KPMG Peat Marwick LLP as independent public accountants for the Company to examine its financial statements for the fiscal year ending December 31, 1997 and seeks the Stockholders' concurrence in this appointment. The Board of Directors believes that KPMG Peat Marwick LLP is knowledgeable about the Company's operations and accounting practices and is well qualified to act in the capacity of independent public accountants to the Company.

     KPMG Peat Marwick LLP acted as the Company's principal accountants for the fiscal year ended December 31, 1996. The total fees for services paid by the Company to KPMG Peat Marwick LLP in 1996 were approximately $120,000.

     Fees applicable to the audit of the Company's financial statements will be reviewed by the Board of Directors before the services are provided.
Generally, other services to be provided by KPMG Peat Marwick LLP will not require prior approval by the Board of Directors, but will be subsequently reviewed by the Board of Directors.

     Although the selection of an auditor does not require a vote of the Stockholders, the Board of Directors believes it is desirable to obtain the concurrence of the Stockholders to this selection. Due to the difficulty and expense involved in retaining another independent firm on short notice, the Board of Directors does not contemplate appointing another firm to act as the Company's independent auditor for the fiscal year ended December 31, 1997 if the Stockholders do not concur in the appointment of KPMG Peat Marwick LLP. Instead, if the Stockholders do not concur in the appointment of KPMG Peat Marwick LLP for the fiscal ended December 31, 1997, the Board of Directors will consider the vote as advice in making their selection of an independent auditor for the following year. Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS CONCUR IN THE FOLLOWING RESOLUTION WHICH WILL BE PRESENTED FOR A VOTE OF THE STOCKHOLDERS AT THE ANNUAL MEETING:

           RESOLVED, THAT THE STOCKHOLDERS CONCUR IN THE APPOINTMENT BY THE BOARD OF DIRECTORS OF KPMG PEAT MARWICK LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997.

     The affirmative vote of a majority of the votes cast by Stockholders present in person or by proxy and eligible to vote at the Meeting, a quorum being present, is required to concur in the selection.

3. PROPOSAL TO AMEND THE COMPANY'S SECOND ARTICLES OF AMENDMENT AND RESTATEMENT, AS AMENDED, TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK FROM 24.0 MILLION TO 100.0 MILLION.

     The Board of Directors has unanimously adopted resolutions approving, and authorizing management to take those actions as are necessary to submit to a vote of the Stockholders, an amendment to the Company's Second Articles of Amendment and Restatement, as amended (the "Certificate"), to increase the Company's authorized common stock from 24.0 million shares to 100.0 million shares (the "Amendment"). The relative rights and limitations of and on the Common Stock will remain unchanged under the Amendment. The text of the proposed amendment is attached hereto as Annex A. As of May 7, 1997, there were 12,279,752.62 shares of common stock issued and outstanding, leaving approximately 11,720,247.38 authorized but unissued shares of common stock available for other corporate purposes or opportunities.

     The Board of Directors believes that the number of Authorized Shares available for issuance would likely be insufficient for corporate purposes or opportunities that may arise. The Board of Directors, therefore, believes that it is desirable to seek Stockholder authorization at the Meeting to amend the Certificate to increase the authorized shares of common stock to 100.0 million shares from 24.0 million shares. The Company commenced an offering of 10.0 million shares of common stock on a "best efforts" basis for $10.00 per share on July 24, 1996. As of May 7, 1997, the Company had sold 7,006,216 million of these shares. Following completion of this offering, the Company anticipates offering an additional 7.8 million shares on a "best efforts" basis. On May 8, 1997, the Company filed a registration statement on Form S-11 to register the shares that would be distributed in this offering. After giving effect to the sale of shares in the existing offering and the proposed offering, as well as shares issuable on exercise of warrants or available for distribution through the Company's distribution reinvestment plan, the Company would not have any authorized but unissued shares available for future financings or other corporate purposes. If the Amendment is approved, the Board of Directors believes that the Company will have sufficient shares of common stock available for corporate purposes or opportunities as might arise without undertaking the expense and delay that would be occasioned by having to call a special meeting of the Stockholders. Depending on market conditions and other factors, management may recommend that the Board of Directors authorize the sale of additional shares of common stock in a public or private transaction to satisfy capital needs brought about by these corporate purposes or opportunities. The Board of Directors will have the power to issue these additional shares without further Stockholder approval except as may be required by law or regulation.

     The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of current Stockholders. Stockholders do not have any preemptive rights.
Under applicable Maryland law, holders of the common stock are generally entitled to vote on any proposed amendment to the Certificate or other corporate action, such as a merger, which would effect an exchange or reclassification of all or a portion of the class of stock, increase or decrease the aggregate number of authorized shares of the class, or otherwise affect the preferences or relative rights of the class.

     The issuance of any of the shares of common stock proposed to be authorized, as well as currently authorized but unissued shares of common stock, may, under certain circumstances, make attempts to acquire control of the Company more difficult. For example, an issuance of additional shares may make it more difficult to obtain Stockholder approval of actions such as removal of directors or bylaw amendments. The increase in authorized shares of common stock has not, however, been proposed for an antitakeover related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its common stock.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE CERTIFICATE.

     The affirmative vote of a majority of the Shares is required for the adoption of the Amendment.

                               EXECUTIVE OFFICERS

     The following table sets forth information with respect to the executive officers of the Company. Each officer is selected by the Board of Directors and serves until his or her successor is elected and qualified or until his or her death, resignation or removal by the Board of Directors. The biography of Mr. Parks is set forth above.


                                                                 OFFICE &
                            PRINCIPAL OCCUPATION(S) DURING       YEAR FIRST
NAME                AGE     PAST 5 YEARS                         ELECTED
----                ---     ------------                         ----------

Roberta S. Matlin 52        Vice President - Administration     Vice
                            of the Company since March 1995.    President-Administration;
                            Ms. Matlin joined Inland in 1984    1995
                            as Director of Investor
                            Administration and currently
                            serves as Senior Vice President -
                            Investments of IREIC directing
                            the day-to-day internal
                            operations.  She is also a
                            Director of Inland Securities
                            Corporation.  Prior to joining
                            Inland, Ms. Matlin spent 11 years
                            with the Chicago Region of the
                            Social Security Administration of
                            the United States Department of
                            Health and Human Services.  Ms.
                            Matlin received her B.A. Degree
                            from the University of Illinois.
                            She is registered with the NASD
                            as a general securities
                            principal.

Kelly Tucek       34        Secretary, Treasurer and Chief      Secretary, Treasurer
                            Financial Officer of the Company    and Chief Financial
                            since August 1996.  Ms. Tucek       Officer; 1995
                            joined Inland in 1989 and is an
                            Assistant Vice



                            President of IREIC.  Ms. Tucek is
                            responsible for the Investment
                            Accounting Department which includes
                            the accounting for the Company and
                            all public limited partnership
                            accounting functions along with
                            quarterly and annual SEC filings.
                            Prior to joining Inland, Ms.
                            Tucek was on the audit staff of
                            Coopers and Lybrand since 1984.
                            She received her B.A. Degree in
                            Accounting and Computer Science
                            from North Central College.

Patricia A.                 Assistant Secretary of the              Assistant Secretary;
 Challenger  44             Company since March 1995. Ms.           1994
                            Challenger joined Inland in
                            1985.  She is currently a
                            Senior Vice President of IREIC
                            in the area of asset
                            management.  As head of the
                            Asset Management Department,
                            she develops operating and
                            disposition strategies for all
                            investment-owned properties.
                            Ms. Challenger received her
                            B.S. Degree from George
                            Washington University and her
                            Master's Degree from Virginia
                            Tech University.  Ms.
                            Challenger was selected and
                            served from 1980 to 1984 as
                            Presidential Management Intern,
                            where she was part of a special
                            government-wide task force to
                            eliminate waste, fraud and
                            abuse in government contracting
                            and also served as Senior
                            Contract Specialist responsible
                            for capital improvements in 109
                            government properties.  Ms.
                            Challenger is a licensed real
                            estate broker, NASD registered
                            securities sales representative
                            and is a member of the Urban
                            Land Institute.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


A. Director Compensation

     The Independent Directors are paid an annual fee of $1,000 plus $250 for each board or committee meeting attended (in person or by telephone). During the fiscal year ended December 31, 1996, Ms. Lawton and Mr. Burris each received fees totaling $4,000. Ms. Lawton and Mr. Burris received an additional $250 for each audit committee meeting attended resulting in an additional $1,000 each for the four audit meetings they attended. The Affiliated Directors do not receive any compensation from the Company since they are employees, officers and/or directors of the Advisor and/or its affiliates and are compensated by these entities, in part, for their services to the Company.


     Immediately after the consummation of the Company's initial public offering on October 14, 1994, each Independent Director received options to purchase 3,000 Shares at an exercise price of $9.05 per Share under the Company's Independent Director Stock Option Plan. Beginning with the annual meeting of the Company's shareholders in 1995, and annually thereafter, each Independent Director in office on the date of the annual meeting of the Company's Stockholders received, and will continue to receive, an annual grant of options to purchase 500 Shares at the then-current market price.

B. Executive Compensation

     The Executive Officers of the Company received no compensation from the Company for services rendered for the last three fiscal years ended December 31, 1996, 1995 and 1994, respectively, since each of these individuals are employees, officers and/or directors of the Advisor and/or its affiliates and are compensated by these entities, in part, for their services to the Company.

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Shares, as of the date of this Proxy Statement by:
(i) each Stockholder known by the Company to own beneficially in excess of 5% of the outstanding Shares; (ii) each Director; (iii) each Executive Officer; and (iv) all Directors and Executive Officers as a group. Except as otherwise indicated in the footnotes to the table, the persons named below have sole voting and investment power with respect to the Shares beneficially owned by such person.




                                                                           SHARES TO BE
                                                                         BENEFICIALLY OWNED
                                                                         AFTER COMPLETION
                                                                         OF THE OFFERING
                                                                         (ASSUMING THE
                                                                         MAXIMUM OFFERING
                                         SHARES BENEFICIALLY OWNED           IS SOLD)
                                         ------------------------        ------------------
NAME AND ADDRESS OF BENEFICIAL OWNER      NUMBER       PERCENT          NUMBER       PERCENT
------------------------------------      ------       ------           ------       -------

Robert D. Parks (a)(b)                   9,497.3952     *             9,497.3952        *
G. Joseph Cosenza (a)(b)                22,569.0610     *            22,569.0610        *
Roland W. Burris (c)(f)                    1,000.00     *               1,000.00        *
Heidi N. Lawton (d)(e)                           --     *                     --        *
Kelly Tucek (a)                                  --     *                     --        *
Roberta S. Matlin (a)                      132.5778     *               132.5778        *
Directors and Executive Officers as
    a Group (six persons)




___________________________
(a) The business address of each of Messrs. Parks and Cosenza, Ms. Matlin and Ms. Tucek is c/o The Inland Group, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60521.

(b) Includes 20,000 Shares owned by the Advisor, of which Messrs. Parks and Cosenza disclaim beneficial ownership. The Advisor is a wholly-owned subsidiary of Inland Real Estate Investment Corporation, which is an affiliate of The Inland Group, Inc. Messrs. Parks and Cosenza are control persons with respect to The Inland Group, Inc.

(c) The business address of Mr. Burris is c/o Jones, Ware & Grenard, 180 North LaSalle Street, Suite 3800, Chicago, Illinois 60601.



(e) The business address of Ms. Lawton is c/o Lawton Realty Group, 2100 Clearwater Drive, Suite 106, Oak Brook, Illinois 60521.


(f) Does not include 3,500 and 4,000 Shares issuable upon exercise of options granted to Mr. Burris and Ms. Lawton, respectively, pursuant to the Company's Independent Director Stock Option Plan.

* Less than 1% of the Company's outstanding shares of Common Stock, as of the date hereof.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals for the Annual Meeting of Stockholders for the fiscal year ended December 31, 1997 will not be included in the Company's Proxy Statement for that meeting unless received by the Company at its executive office in Oak Brook, Illinois, on or prior to September 22, 1997. These proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.



                                 OTHER MATTERS

     As of the date of this Proxy Statement, the above is the only business known to management to be acted upon at the Meeting. However, if other matters not known to management should properly come before the Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.

                                     By the order of the Board of Directors,


                                     /s/ Robert D. Parks
                                     -----------------------
                                     Robert D. Parks
                                     President and
                                     Chief Executive Officer


Oak Brook, Illinois
May 23, 1997



     YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                         ANNEX A



                            CERTIFICATE OF AMENDMENT
                                       OF
                  SECOND ARTICLES OF AMENDMENT AND RESTATEMENT



     Inland Real Estate Corporation (the "Corporation"), a corporation organized and existing under any by virtue of the General Corporation Law of the State of Maryland, DOES HEREBY CERTIFY:

     FIRST: That on May 5th, 1997, the Board of Directors of the Corporation duly adopted the following resolutions setting forth a proposed amendment to the Corporation's Second Articles of Amendment and Restatement declaring the amendment to be advisable. The resolution setting forth the proposed amendments is as follows:

     RESOLVED, that Article VI, Section 1 of the Second Articles of Amendment and Restatement of this Corporation is hereby amended to delete the first and second sentence and substitute in its entirety the following:

     The total number of shares of stock which the Company has authority to issue is 106,000,000 shares of which 100,000,000 shares are shares of common stock, $0.01 par value per share ("Common Stock") and 6,000,000 shares of preferred stock, $0.01 par value per share ("Preferred Stock"). The aggregate par value of the shares of authorized Common Stock is $1,000,000.

                                    [FRONT]

                            PROXY FOR ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
INLAND REAL ESTATE CORPORATION
2901 BUTTERFIELD ROAD
OAK BROOK, ILLINOIS  60521

The undersigned hereby appoints Roberta S. Matlin and Kelly Tucek as Proxies, each with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Inland Real Estate Corporation held of record by the undersigned on May 7, 1997, at the Annual Meeting of Stockholders to be held on June 17, 1997 or any adjournment thereof.

1. ELECTION OF DIRECTORS (Mark only one box)

     FOR / /                          AGAINST / /
     all nominees listed below        all nominees listed below
     (except as marked to the
     contrary below)

Robert D. Parks; G. Joseph Cosenza; Joel G. Herter; Heidi N.
Lawton; Roland W. Burris

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)

2. PROPOSAL TO CONCUR IN THE APPOINTMENT OF KPMG PEAT MARWICK LLP as the independent public accountants of the Company for the fiscal year ended December 31, 1997 (Mark only one box)

                FOR    / /        AGAINST  / /        ABSTAIN     / /

3. PROPOSAL TO AMEND THE COMPANY'S SECOND ARTICLES OF AMENDMENT AND RESTATEMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 24.0 MILLION TO 100.0 MILLION SHARES (Mark only one box)

                FOR    / /        AGAINST  / /        ABSTAIN     / /

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3.

Please sign exactly as name appears below.

_____________________________________
(Affix Mailing Label Here)

Date: _____________________________, 1997

                                 [REVERSE SIDE]

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

When shares are held by joint tenants, both should sign. When signing as executor, trustee, guardian or in another representative capacity, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

______________________________________
Signature of Stockholder

______________________________________
Signature, if held jointly



If signing as attorney, executor, administrator, trustee or guardian or on behalf of an entity (corporation, partnership, etc.), please indicate office or capacity.


Title: _________________________________